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[LOGO OF MetLifeInvestors(R) COMPANY]
                                                                                                      SEND APPLICATION AND CHECK TO:
                                                                                   METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
Home Office Address (no correspondence)                            INDIVIDUAL                  Policy Service Office: P.O. Box 10366
4100 Newport Place Dr., Ste. 840 . Newport Beach, CA 92660      VARIABLE ANNUITY                         Des Moines, Iowa 50306-0366
MetLife Investors Variable Annuity Class B                        APPLICATION                      FOR ASSISTANCE CALL: 800 848-3854
____________________________________________________________________________________________________________________________________

ACCOUNT INFORMATION
____________________________________________________________________________________________________________________________________

1. ANNUITANT
____________________________________________________________________________________________________________________________________

                                                                              Social
  _______________________________________________________________________     Security Number             -          -
  Name        (First)          (Middle)          (Last)                                         _________   _________  _________

                                                                              Sex [ ] M [ ] F Date of Birth        /      /
                                                                                                            ______  ______ _____

  _______________________________________________________________________
  Address     (Street)         (City)           (State)      (Zip)            Phone (____)______________________________________

____________________________________________________________________________________________________________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)
____________________________________________________________________________________________________________________________________

  Correspondence is sent to the Owner.

                                                                              Social
  _______________________________________________________________________     Security/Tax ID Number         -        -
  Name        (First)          (Middle)          (Last)                                              ________  _______  ________

                                                                              Sex [ ] M [ ] F Date of Birth/Trust     /     /
                                                                                                                  ___   ___   ___

  _______________________________________________________________________
  Address     (Street)          (City)           (State)     (Zip)            Phone (____)______________________________________

____________________________________________________________________________________________________________________________________

3. JOINT OWNER
____________________________________________________________________________________________________________________________________

                                                                              Social
  _______________________________________________________________________     Security Number             -          -
  Name        (First)          (Middle)          (Last)                                         _________   _________  _________

                                                                              Sex [ ] M [ ] F Date of Birth        /       /
                                                                                                            ______  ______  _____

  _______________________________________________________________________
  Address           (Street)          (City)           (State)     (Zip)      Phone (____)______________________________________

____________________________________________________________________________________________________________________________________

4. BENEFICIARY
____________________________________________________________________________________________________________________________________

   Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the
   Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT
   OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE
   BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                                                                                                       -       -
   _____________________________________________________________________________________________________________________________
   Primary Name                     Address                                   Relationship       Social Security Number      %

                                                                                                       -       -
   _____________________________________________________________________________________________________________________________
   Primary Name                     Address                                   Relationship       Social Security Number      %

                                                                                                       -       -
   _____________________________________________________________________________________________________________________________
   Contingent Name                  Address                                   Relationship       Social Security Number      %

                                                                                                       -       -
   _____________________________________________________________________________________________________________________________
   Contingent Name                  Address                                   Relationship       Social Security Number      %

____________________________________________________________________________________________________________________________________

5. PLAN TYPE                                                                                6. PURCHASE PAYMENT
__________________________________________________________________________________________  ________________________________________

  [ ] NON-QUALIFIED                                                                         Funding Source of Purchase Payment
  QUALIFIED                                                                                 __________________________________
  [ ] 401                                                                                   [ ] 1035 Exchange [ ] Check [ ] Wire
  [ ] 403(b) TSA ROLLOVER*
                                                                                            Initial Purchase
  408 IRA* (check one of the options listed below)                                          Payment $___________________________
                                                                                                        Make Check Payable to
  Traditional IRA               SEP IRA                       Roth IRA                                   MetLife Investors
  _______________               _______                       ________
  [ ] Transfer                  [ ] Transfer                  [ ] Transfer                   (Estimate dollar amount for 1035
  [ ] Rollover                  [ ] Rollover                  [ ] Rollover                   exchanges, transfers, rollovers, etc.)
  [ ] Contribution - Year_____  [ ] Contribution - Year_____  [ ] Contribution - Year_____
                                                                                             Minimum Initial Purchase Payment:
   *THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                          $5,000 Non-Qualified
                                                                                              $2,000 Qualified
__________________________________________________________________________________________  ________________________________________
9029 (4/05)                                                                                                             APPVA-505BCA
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_________________________________________________________________

RIDERS                                                               11. REPLACEMENTS
_________________________________________________________________    _______________________________________________________________

7. BENEFIT RIDERS (subject to state availability and age             Does the applicant have any existing life insurance
   restrictions)                                                     policies or annuity contracts?               [ ] Yes [ ] No
_________________________________________________________________
                                                                     Is this annuity being purchased to replace any existing
These riders may only be chosen at time of application. Please       life insurance or annuity policy(ies)?       [ ] Yes [ ] No
note, there are additional charges for the optional riders.
ONCE ELECTED THESE OPTIONS MAY NOT BE CHANGED.                       If "Yes," applicable disclosure and replacement forms
1) LIVING BENEFIT RIDERS (Optional. Only ONE (Lifetime Income        must be attached.
   Solution or GWB) may be elected.)                                 _______________________________________________________________
   [ ] Lifetime Income Solution
   [ ] Guaranteed Withdrawal Benefit (GWB)                           12. ACKNOWLEDGEMENT AND AUTHORIZATION
2) Death Benefit Riders (Check one. If no election is made, the      _______________________________________________________________
   Principal Protection option will apply).
      [ ] Principal Protection (no additional charge)                I (We) agree that the above information and statements and
      [ ] Annual Step-Up                                             those made on all pages of this application are true and
      [ ] Compounded-Plus                                            correct to the best of my (our) knowledge and belief and
3) [ ] Earnings Preservation Benefit Rider                           are made as the basis of my (our) application. I (We)
4) [ ] Other _________________________________________________       acknowledge receipt of the current prospectus of MetLife
___________________________________________________________________  Investors Variable Annuity Account Five. PAYMENTS AND
                                                                     VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS
COMMUNICATIONS                                                       MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.
___________________________________________________________________  _______________________________________________________________
                                                                     _______________________________________________________________
8. TELEPHONE TRANSFER
___________________________________________________________________
                                                                     _______________________________________________________________
I (We) authorize MetLife Investors Insurance Company of California      (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)
(MetLife Investors) or any person authorized by MetLife Investors
to accept telephone transfer instructions and/or future payment      _______________________________________________________________
allocation changes from me (us) and my Registered Representative/                    (JOINT OWNER SIGNATURE & TITLE)
Agent. Telephone transfers will be automatically permitted unless you check one or both of the boxes below indicating that you do not  _______________________________________________________________
wish to authorize telephone transfers. MetLife Investors will use              (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)
reasonable procedures to confirm that instructions communicated by telephone are genuine.
                                                                     Signed at _________________________________________________
I (We) DO NOT wish to authorize telephone transfers for the                             (City)                  (State)
following
(check applicable boxes): [ ] Owner(s) [ ] Registered
                                            Representative/Agent     Date ______________________________________________________
___________________________________________________________________
                                                                     _______________________________________________________________
SIGNATURES
___________________________________________________________________  13. AGENT'S REPORT
                                                                     _______________________________________________________________
9. FRAUD STATEMENT
___________________________________________________________________  Is this annuity being purchased to replace any existing
                                                                     life insurance or annuity policy(ies)?       [ ] Yes [ ] No
NOTICE TO APPLICANT:

FOR ARKANSAS, KENTUCKY, LOUISIANA, NEW MEXICO, OHIO,                 _______________________________________________________________
PENNSYLVANIA, TENNESSEE AND WASHINGTON D.C. RESIDENTS: Any person                         AGENT'S SIGNATURE
who knowingly and with intent to defraud any insurance company or other person files an application or submits a claim containing any
materially false information or conceals for the purpose of          _______________________________________________________________
misleading, information concerning any fact material thereto,                                   Phone
commits a fraudulent insurance act, which is a crime, and subjects such person to criminal and civil penalties.
                                                                     _______________________________________________________________
FOR FLORIDA RESIDENTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO                     Agent's Name and Number
INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM
OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING
INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.               _______________________________________________________________
                                                                                        Name and Address of Firm
FOR NEW JERSEY RESIDENTS: Any person who includes any false or misleading information on an application for an insurance policy is
subject to criminal and civil penalties.                             _______________________________________________________________
___________________________________________________________________             State License ID Number (Required for FL)

10. SPECIAL REQUESTS
___________________________________________________________________  _______________________________________________________________
                                                                                          Client Account Number
                                                                     _______________________________________________________________

___________________________________________________________________

9029 (4/05)                                                                                                             APPVA-505BCA
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